EXHIBIT 32.1
Certification Pursuant to
18 U.S.C. Section 1350,
As adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of Alliance Laundry Holdings Inc. (the
“Company”) on Form 10-K for the period ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Report”), I, Michael D. Schoeb, Chief Executive Officer of the
Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section
906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
1.The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 13, 2026	/s/ Michael D. Schoeb
Michael D. Schoeb
Chief Executive Officer
(Principal Executive Officer)